SEMI-ANNUAL REPORT




                           MATRIX ADVISORS VALUE FUND











                                DECEMBER 31, 2000




                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017
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                           MATRIX ADVISORS VALUE FUND

February 15, 2001

Dear Fellow Shareholder:

     I am pleased to enclose our semi-annual report and commentary concerning the Fund for the six months ending December 31, 2000 and for the year 2000.

     The Fund posted a modest increase for the quarter, which was substantially ahead of the overall stock market, which experienced substantial negativity. The Net Asset Value of the Fund ended the year 2000 at $43.11, an increase of +7.96% for the year.

     Thus the Fund was able to achieve respectable absolute returns in one of the worst years for the stock market in the past two decades. What was truly remarkable was the strength of the Fund's relative returns, as seen in the following one-year comparison:

    COMPARISONS OF EQUITY PERFORMANCE FOR THE FISCAL YEAR 12/31/99-12/31/00

        *PLEASE SEE THE IMPORTANT DISCLOSURE AT THE END OF THIS LETTER.

    MATRIX ADVISORS     ALL CAP     S&P 500     VALUE LINE     RUSSELL 2000
      VALUE FUND        AVERAGE      INDEX        INDEX           INDEX
    ---------------     -------     -------     ----------     ------------
         7.96%           -6.70%      -9.10%       -7.70%          -3.20%

     THE FUND'S AVERAGE ANNUAL RETURNS FOR THE ONE-YEAR AND THREE-YEAR PERIODS ENDED DECEMBER 31, 2000 AND FOR THE PERIOD FROM JULY 3, 1996, THE INCEPTION OF MATRIX'S INVOLVEMENT WITH THE FUND, THROUGH THAT DATE WERE 7.96%, 13.84%, AND 15.63%, RESPECTIVELY.

     This strong continuing performance was noted by two leading mutual fund publications, BLOOMBERG PERSONAL FINANCE (December 2000) and MUTUAL FUNDS (March
2001).

     Not only has the performance of the Fund stood in stark contrast to the market, but our volatility has also been significantly lower. For example, while the Fund's substantial technology holdings actually outpaced the euphoric NASDAQ in 1999, more than doubling in value, they declined only half as much as the tech-rich NASDAQ in 2000.

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                           MATRIX ADVISORS VALUE FUND

     Besides strong performance and lower volatility, 2000 was memorable for the growth of the Fund's asset base. Assets more than doubled last year to more than $29 million. As we go to print assets now stand at approximately $34 million. The Fund is now listed daily in such major publications as THE NEW YORK TIMES, THE WALL STREET JOURNAL and THE CHICAGO TRIBUNE.

     We are also pleased to report continued progress on a number of other important fronts:

     * Continued tax efficiency. The Fund has been able to achieve significant appreciation in the past one and three years without incurring a meaningful realized capital gain for our shareholders. In fact, the capital gain distribution for the calendar year 2000 came in under 2% on the Fund's net asset value.

     * Extraordinarily low expenses for a fund of its size. The Fund finished 2000 with a .99% expense ratio (after expense reimbursement). Early this year, we committed to keeping the expense ratio at or below 1.1% for the remainder of our fiscal year. We expect that expense cap to continue for the foreseeable future.

     * Significant growth of support from financial professionals such as investment advisors and financial planners. The Fund has been receiving healthy inflows from financial planners who are using the Fund as a component in their overall equity portfolios.

     Finally, we are pleased to point out that our families and friends continue to add to their Fund holdings.

     If you have any questions on the enclosed or would like to discuss our outlook on the market or the Fund in greater detail, please feel free to call us at (800) 366-6223 or e-mail us at matrix@matrixassetadvisors.com. You might also enjoy visiting our website at www.matrixadvisorsvaluefund.com.

     Best regards.

                                        Sincerely,


                                        /s/ David A. Katz

                                        David A. Katz, CFA
                                        Chief Investment Officer


PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE ADVISOR'S PARTIAL FEE AND EXPENSE WAIVER INCREASES TOTAL RETURN. Fund share value and returns fluctuate and investors may have a gain or loss when they redeem shares. Matrix Asset Advisors became sub-Advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor. Small and mid-cap investing may involve volatility and other risks. First Fund Distributors, Inc., Phoenix, AZ 85018.

The Standard and Poor's 500 index is an unmanaged stock index that measures the performance of 500 domestic large-cap companies. The Russell 2000 Index is an unmanaged index of 2000 smaller capitalization domestic companies. The Value Line Index is an unmanaged index of 1,700 equally weighted companies. The All Cap Index is a Composite calculated based on 1/3 performance S&P (cap weighted), 1/3 Value Line, and 1/3 Russell 2000.

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                           MATRIX ADVISORS VALUE FUND

                   CAPITAL MARKETS COMMENTARY - 2000 IN REVIEW

COMMENTARY HIGHLIGHTS

     * The past year was the worst for the overall stock market in the past two decades, with the major Indexes posting the following declines:

          Dow Jones Industrials       -4.7%
          S&P 500 Index               -9.1%
          NASDAQ Composite           -38.9%

     * Many of the recent market bellwether stocks posted huge declines. All of the following were down by more than -50% for the year: AT&T, America Online, Dell Computer, Lucent Technologies, Microsoft, Qualcom and WorldCom.

     * YOUR MATRIX ADVISORS VALUE FUND NAVIGATED THROUGH THE YEAR IN GOOD FORM, AND ACHIEVED A +7.96% RETURN FOR THE YEAR. While the Fund had its share of setbacks, particularly in its technology stocks, its diversification into drugs, financials and plain vanilla Old Economy stocks produced solid gains that more than offset tech declines.

     * The Fund was up +0.86% for the quarter and +1.21% for the past six months compared to -7.80% and -8.68% for the S&P 500, -6.00% and -2.89% for the Value Line Composite and -7.00% and -6.03% for the Russell 2000 indices, respectively.

                                      * * *

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                           MATRIX ADVISORS VALUE FUND


"BUT WHAT ELSE CAN YOU DO, AT THE END OF A LOVE AFFAIR. "
     From the popular song "The End of a Love Affair"

     The fourth quarter of 2000 saw the end of a massive love affair, which like many others, left a wake of pain, hurt and wonder as to how the affair happened in the first place.

     This affair of course was America's love affair with stocks; more precisely, technology stocks; more precisely still, the speculative, "New Paradigm" stocks that soared and soared, unencumbered by the financial gravity of earnings.

     As often happens in an ill-fated affair, there were the warning signs that went unnoticed: the increasingly marginal IPOs that attracted huge sums of money; the persistent widening of losses among the "dot com" companies; and the common belief that no price was too much, regardless of whether the company ever planned on making money.

     What started as a year of love triumphant, ended with the self-recriminations of "I should have listened to my mother." In other words, as in most infatuations, when the idea of the attraction subsided, there was nothing left. Once the idea that "earnings no longer count" was discarded, it became impossible to rationalize the pricing - and in many cases the very existence - of most Internet and ancillary technology stocks.

     In addition, as the economy started to slow in the fourth quarter, investors came to the painful realization that the "New Economy" was affected by the same economic factors as the "Old Economy." Rising interest rates, and slower consumer and corporate spending meant slower sales - and flat to down earnings - even for the seemingly invincible technology sector.

     For us at Matrix Advisors Value Fund, 2000 was a vindication, often a harrowing vindication, of our unswerving conviction that the New Paradigm was in fact a New Investment Mania destined for collapse. We lament that this collapse brought so much financial pain to so many. However, our conviction included neither a desire for a bloodletting, nor an arrogant dismissal of the increasingly dominant specter of technology.

     In fact, for the past three years we have looked at individual tech stocks, and where we found Value, we invested. Our efforts bore great fruit in 1999, as our tech holdings outpaced the NASDAQ's +88% growth for the year by increasing over +100%. Our attention to valuation and fundamental analysis protected us in 2000, as the tech-rich NASDAQ was crushed with a -39% loss, and our tech investments declined at about half that rate.

     In 2000, our well-timed forays into depressed pharmaceutical and financial stocks, coupled with some of our Old Economy investments, more than offset our reverses in technology. The result was a positive year, which, while modest in absolute terms, was extremely favorable on a relative basis.

                                        4
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                           MATRIX ADVISORS VALUE FUND

     As we said above, the year was often times harrowing. Much of that was attributable to the failure of the Federal Reserve and of market professionals to read the tea leaves of the slowing economy. The Fed engaged in rate increase overkill, effectively stopping an economy that was already slowing.

     Market professionals failed to readjust their corporate earnings expectations for the slowdown, resulting in a trail of earnings disappointments that has continued into 2001. When earnings growth slowed or disappointed, momentum investors sold securities to anybody who would buy them. The result was sharp sell-offs of individual stocks, many of which had started the year at very rich valuations.

THROUGH A GLASS CLEARLY: REVIEWING OUR EXPECTATIONS FOR THE YEAR

     Our  expectations  for  2000  were  remarkably  prescient.   We  accurately
predicted a slowdown in economic growth and a modest rise in inflation. Investment-wise, we hit the nail on the head, predicting increased market volatility, and tougher times for technology and Internet stocks (though we clearly did not anticipate the swiftness of the reversal or the magnitude of the decline).

     Our belief in the return of active versus passive management was on the mark, as was the conviction that the breadth of the market would widen. The accuracy of both of these notions was borne out by the better relative returns of Value investing last year.

     We are particularly pleased that our conviction that Matrix would outperform the markets in 2000 was handily achieved. Our outlook for modest positive performance was accurate for us, though overly optimistic for markets in general.

HERE WE GO AGAIN: OUR FEARLESS FORECAST FOR 2001

     Much as we might like to rest on our prognostication laurels, we know it's a new year demanding a new forecast. So here it is.

     Yes, Virginia the economy is slowing and the Federal Reserve will continue to moderate interest rates, partly to stimulate economic growth and partly to defuse "irrational despondency" that has overtaken the NASDAQ, the overall market and the individual investor .

     Interest rates will fluctuate but we think they are likely to end the year close to where they were at the year's beginning, thanks to the continued absence of significant inflation growth, and the Fed's efforts.

     The markets are likely to be volatile during the first half of the year thanks to the tug of war between continuing earnings disappointments and a slowing economy, versus the positive implications of an accommodating Federal Reserve. However, those widespread disappointments can be expected to prompt some substantial re-calibration of earnings forecasts.

     Eventually, we think these lower expectations, an easing Fed and an eventual economic rebound should result in the market rallying as the year progresses. It is very important to remember that stock prices do better during

                                        5
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                           MATRIX ADVISORS VALUE FUND

periods of slow economic growth and an easing Fed than they do during robust earnings growth and a non-accommodating Fed. (Investors need look no further than last year to see the dismal results of the latter.)

     THE OLD ADAGE "DON'T FIGHT THE FED", WILL WIN OUT OVER THE CURRENT EARNINGS AND ECONOMY JITTERS.

     For the first time in years, the words "value" and "tech" will be uttered in the same sentence in a positive way. We expect that tech will selectively perform well in 2001 and that defensive issues such as utilities and pharmaceuticals will lose some of their luster by year-end.

     Value should continue on 2000's success and enjoy another year of market leadership and positive absolute as well as relative returns.

     ALTHOUGH NO ONE CAN GUARANTEE FUTURE RESULTS, WE MAINTAIN A STRONG CONVICTION THAT THE MATRIX ADVISORS VALUE FUND WILL ONCE AGAIN POST SOLID RETURNS AND OUTPERFORM THE MAJOR STOCK MARKET INDEXES IN 2001.

YEAR END PORTFOLIO REVIEW AND OUTLOOK

     As mentioned above, 2000 was a positive year for our equity performance on an absolute level and a very constructive one on a relative basis. Important factors that contributed to our favorable returns during the weakest market of the past two decades include:

     1. Opportunistic purchases in both the drug/medical product and financial sectors in late 1999 and early 2000 posted very strong gains in 2000.

     2.   A  number  of  Old  Economy   investments   benefited  from  improving
          fundamentals, and the defensive movement out of tech stocks.

     3. Matrix technology stocks that had more than doubled in 1999 held their value much better than the overall technology sector in 2000.

     4. The willingness to lock in profits helped preserve favorable returns in stocks that proved to be subsequently volatile.

     As mentioned above, our performance in 2000 was driven primarily by drug/medical product stocks, as well as financial stocks. Among the former, Abbott Labs, American Home Products, Johnson & Johnson, Pharmacia, St. Jude Medical and Teva Pharmaceutical all had stellar years. Despite intense volatility we were able to enjoy strong gains from Mylan Labs.

     Among financial stocks, we had tremendous success with mortgage packager Freddie Mac as well as Comerica. Equifax, the credit reporting firm, also had a very strong year. New positions in Fleet Boston Financial and Wachovia had promising starts. We believe that these, as well as our other financial holdings, are poised to benefit from the Fed's easing monetary policy.

     We were able the buck the devastating sell-off in the telecommunications group by focusing on companies with strong leadership positions or niche businesses. The favorable gains by Verizon and Century Telephone were in sharp contrast to the -65% or greater declines from the group bellwethers like AT&T and Worldcom.

                                        6
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                           MATRIX ADVISORS VALUE FUND

     Our biggest disappointments, of course, were in technology, though even here selective success allowed us to escape the overall carnage visited upon the technology-laden NASDAQ Composite. Star performers in 1999 such as Global Crossing and Motorola fared poorly. Other 1999 standouts such as Novellus managed to generate positive returns, though far less than their highs for the year. Our locking in full or partial profits in select technology investments at favorable prices during the year helped protect some of this group's strong gains.

     Compaq Computer, Computer Associates and Gartner Group had disappointing stock price returns, as did newer purchase Adaptec. We have great expectations for each of these in the upcoming year.

     The silver linings in the technology sector came from Arrow Electronics and Sensormatic, both long-term holdings, and from Alcatel. Alcatel represented as much as a tripling of capital in about an 18-month period. Our Palm Inc. holding (spun off from 3Com Inc.), proved quite lucrative as we sold the position in the latter part of the year with substantial stock price appreciation.

     Old Economy stocks which performed well last year included Gap Inc., Heinz, Shaw Industries, which has now been acquired by Berkshire Hathaway, and Sherwin-Williams, a very recent holding. Albertson's and Office Depot were disappointments in this sector, reflecting short-term corporate issues.

     During the fourth quarter we exploited the market's weakness to start positions in a number of high-quality businesses at very attractive prices. New purchases included: American Power Conversion, Fleet Boston Financial Group, Hewlett-Packard, Lucent Technologies and Sherwin-Williams. Interestingly, twelve months ago Hewlett-Packard and Lucent were considered "must own" growth stocks with great business prospects. At the time we passed. Today they are the same businesses, with the same attractive long-term prospects, but they are respectively priced at 50% and 80% lower!

     We added to our positions in 3 Com Inc., Adaptec, Boston Scientific and Wachovia Corp. In each case we had started smaller than normal positions in our initial purchases, and brought them up to normal-sized positions as the stocks declined to compelling levels.

     Because of the large infusion of capital in the fourth quarter, and in accordance with our self-imposed discipline of remaining fully invested, we bought exchange-traded units in the S&P 500 Index, known as SPDRs. These units track the returns of the S&P 500 Index and are highly liquid. We have used these units as a temporary proxy for being invested in the stock market and intend to trade out of them over the next couple of months as we identify additional long-term investment alternatives.

     During the quarter we sold a number of positions in which there had been a significant deterioration in the long-term earnings power of the company, or where we thought there were more compelling alternatives. Sales that fell into this category included Aetna, Hon Industries, Mattel and Tupperware.

     Finally, we scaled back our positions in Mylan Laboratories, Sensormatic and St. Jude Medical as all approached their fair values/target sale price or had become over-sized positions as a result of significant stock price appreciation.

     For 2001, we are quite upbeat about Matrix's holdings. We believe our portfolio is filled with good companies in good industries selling at very reasonable valuations. We are comfortable that we have a good balance between the Old and New Economy and look for solid gains in our financial positions and Old Economy stocks.

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                           MATRIX ADVISORS VALUE FUND

     While we are confident in the fundamental outlook for our pharmaceutical/medical product businesses, and expect positive returns, we believe their gains will be less robust than 2000. Finally we reiterate our conviction that the recent market disgust with technology stocks is a great, though highly selective buying opportunity, enabling us to acquire good businesses at wonderful prices.

     In aggregate we expect continued volatility and intermittent sell-offs. However, we look for significant upside as the year progresses and believe 2001 should be a year of favorable absolute returns, and strong relative returns for Matrix stocks.

                                      * * *

     This quarter, our typical segment, IDEAS ABOUT INVESTING, which follows this report, is devoted to gleaning some timeless lessons from the past year in the markets. As with most new year's resolutions, we hope that these lessons are not cast aside because of old habits of thought or deed.

     Whether this letter finds you digging out of snow, or relaxing at poolside, we wish each of you the very best for a healthy and happy new year (and as the purists point out, a new century and millennium to boot). Please feel free to contact any of us at any time at (800) 366-6223, or e-mail us at www.matrixadvisorsvaluefund.com.

     AS ALWAYS, WE ARE PROFOUNDLY APPRECIATIVE OF YOUR CONTINUING TRUST AND SUPPORT.

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                           MATRIX ADVISORS VALUE FUND

                              Ideas About Investing
                  A Quarterly Quest for Investing Enlightenment

                LOOKING BACK AND LEARNING: SOME LESSONS FROM 2000

     As we consider the roller coaster ride that was the stock market in 2000, here are some reminders of investment truths that were proved yet again last year:

     1. "THIS TIME IT'S DIFFERENT" CONTINUES TO BE AN INVESTOR'S MOST DANGEROUS SIREN SONG. Despite the great conviction that we were in a New Paradigm, the tech bubble of 1999 and 2000 burst like all previous bubbles. Much of the money that was made along the way was given back, or worse.

     2. BEWARE WHEN EVERYONE BUYS INTO THE MARKET OR A SPECIFIC SECTOR; IT'S A BAD SIGN. Last February, people were pleased as punch as the NASDAQ broke through 5000 and tech ruled the world. In fact in the Spring of 2000, 100% of equity net inflows were invested in technology funds or super-charged growth and momentum funds. A month later, the current tailspin began. Unhappily, all-too-many investors arrived just in time for the slaughter .

     3. DIVERSIFY, DIVERSIFY, DIVERSIFY. As sectors regress to the mean, having your eggs in more than one area of the market can reduce volatility and increase chances for gain.

     4. A STOCK THAT'S DOWN FROM ITS HIGH IS NOT NECESSARILY A BARGAIN. Many tech stocks were bid up in 1998-99 to the point of insanity. Taking them down 30% merely made them very expensive. Ultimately, there is no substitute for knowing what it is you are buying.

     5. DON'T BE AFRAID TO SELL YOUR WINNERS AND TAKE A PROFIT. Declaring victory in an investment and locking in profits is a time-tested method of growing one's wealth. Selling a stock when the prospects look great but the valuation is rich does make sense. Remember, its better to keep 80% of something than 100% of nothing.

     6. IF THERE WERE A HOLY GRAIL OF INVESTING, IT WOULD BE CALLED "SUCCESSFUL MARKET TIMING." Studies repeatedly show that over time the majority of investment returns come in concentrated periods. Usually during those periods the results are completely contrary to prevailing market sentiment. Market timers tend to miss them (on the upside) or run headlong into them on the downside.

          This past year cash inflows into stocks reached a fevered pitch as stocks hit their March highs. Currently, inflows have slowed to a trickle; in fact, some mutual fund investors are pulling funds out of the market, hoping to return when things look and feel better. There is a great likelihood, that by the time they return they will have missed some very solid gains at the most unexpected time.

     7. ASSET ALLOCATION AND FIXED INCOME INVESTMENTS DO HAVE A PLACE IN A PORTFOLIO. Bonds can provide stability and positive returns, and can greatly temper the stock market's volatility. Bonds looked incredibly uninteresting until 2000. Now many investors are revising their thinking.

     8. DO NOT INVEST MONEY THAT YOU NEED IN THE SHORT TERM IN THE STOCK MARKET. The stock market is not a super-charged money market account. Investors are not entitled to a return. That's why equity investments are called risk capital. If you know you will need the money in less than a year, park it somewhere where you can make a palatable and predictable return.

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                           MATRIX ADVISORS VALUE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) DECEMBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS (90.14%)

SECURITY                                        SHARES                 VALUE
--------                                        ------              -----------

BANKS: (6.21%)
  Bank of America Corp.                         20,300              $   931,263
  Comerica Inc.                                 14,800                  878,750
                                                                    -----------
                                                                      1,810,013
                                                                    -----------
COMPUTER AND PERIPHERALS: (7.13%)
  Adaptec Inc.*                                 80,000                  820,000
  3 Com Corp.*                                  63,000                  535,500
  Compaq Computer Corp.                         48,000                  722,400
                                                                    -----------
                                                                      2,077,900
                                                                    -----------
COMPUTER SOFTWARE AND SERVICES: (5.72%)
  Electronic Data Systems Corp.                 16,500                  952,875
  Gartner Group, Inc.*                          41,000                  282,900
  Gartner Group, Inc. - Class B                 68,000                  431,120
                                                                    -----------
                                                                      1,666,895
                                                                    -----------
CONSUMER DURABLES: (5.06%)
  Claire's Stores, Inc.                         18,000                  322,875
  Gap Inc.                                      12,000                  306,000
  Leggett & Platt                                3,000                   56,813
  Sherwin-Williams Co.                          30,000                  789,375
                                                                    -----------
                                                                      1,475,063
                                                                    -----------
CONSUMER PRODUCTS: (2.08%)
  Bausch & Lomb, Inc.                           15,000                  606,562
                                                                    -----------

DRUGS: (11.84%)
  Abbott Laboratories                           17,500                  847,656
  American Home Products Corp.                   6,600                  419,430
  Boston Scientific                             55,000                  752,812
  Bristol-Myers Squibb Co.                       2,200                  162,663
  Johnson & Johnson                              5,000                  525,312
  Mylan Laboratories                             8,800                  221,650
  Pharmacia & Upjohn, Inc.                       8,568                  522,648
                                                                    -----------
                                                                      3,452,171
                                                                    -----------

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                           MATRIX ADVISORS VALUE FUND

COMMON STOCKS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

SECURITY                                        SHARES                 VALUE
--------                                        ------              -----------

ELECTRONICS: (3.52%)
  Arrow Electronics, Inc.*                      21,700              $   621,162
  Vishay Intertechnology, Inc.*                 26,700                  403,838
                                                                    -----------
                                                                      1,025,000
                                                                    -----------
FINANCE: (3.58%)
  Fleet Boston Corp.                            10,000                  375,625
  Wachovia Corp.                                11,500                  668,437
                                                                    -----------
                                                                      1,044,062
                                                                    -----------
FINANCIAL SERVICES: (2.62%)
  First Data Corp.                              14,500                  763,969
                                                                    -----------

FOOD: (3.09%)
  H.J. Heinz Co.                                19,000                  901,313
                                                                    -----------

GROCERY: (1.46%)
  Albertson's Inc.                              16,000                  424,000
                                                                    -----------

INDUSTRIAL SERVICES: (7.04%)
  Equifax, Inc.                                 26,000                  745,875
  Manpower Inc.                                 26,500                1,007,000
  Pitney Bowes                                   9,000                  298,125
                                                                    -----------
                                                                      2,051,000
                                                                    -----------
INSURANCE: (0.51%)
  MBIA, Inc.                                     2,000                  148,250
                                                                    -----------

MEDICAL SUPPLIES: (2.32%)
  St. Jude Medical, Inc.*                       11,000                  675,813
                                                                    -----------

MORTGAGE: (2.06%)
  Federal Home Loan Mortgage Co.                 8,700                  599,213
                                                                    -----------

OTHER: (4.64%)
  Standard and Poor's                           10,300                1,351,231
                                                                    -----------

PRECISION INSTRUMENTS: (1.38%)
  Sensormatic Electronics Corp.*                20,000                  401,250
                                                                    -----------

SEMICONDUCTORS/CAPITAL EQUIPMENT: (2.71%)
  Novellus Systems, Inc.*                       22,000                  790,625
                                                                    -----------

                           MATRIX ADVISORS VALUE FUND

--------------------------------------------------------------------------------

SECURITY                                        SHARES                 VALUE
--------                                        ------              -----------

SOFTWARE/SERVICES: (0.92%)
  Computer Associates International Inc.        13,800              $   269,100
                                                                    -----------

TECHNOLOGY: (6.30%)
  American Power Conversion                     47,800                  591,525
  Hewlett-Packard Co.                           27,000                  852,187
  Lucent Technologies                           29,000                  391,500
                                                                    -----------
                                                                      1,835,212
                                                                    -----------
TELECOMMUNICATIONS/EQUIPMENT: (3.29%)
  Motorola Inc.                                 47,400                  959,850
                                                                    -----------

TELECOMMUNICATIONS SERVICES (6.66%)
  CenturyTel, Inc.                              23,300                  832,975
  Global Crossing Ltd.*                          7,245                  103,694
  Verizon Communications                        20,000                1,002,500
                                                                    -----------
                                                                      1,939,169
                                                                    -----------
TOTAL COMMON STOCKS
(cost $22,977,402)                                                   26,267,661
                                                                    -----------

SHORT-TERM INVESTMENTS (10.27%)
  Firstar Treasury Fund                      1,267,420                1,267,420
  U.S. Treasury Bill, due 1/18/01            1,005,000                1,002,606
  Victory Gradison U.S. Government
    Reserves Fund                              725,000                  725,000
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
(cost $2,992,426)                                                     2,995,026
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES
(cost $25,969,828) - 100.41%                                         29,262,687
LIABILITIES IN EXCESS OF
OTHER ASSETS  - (0.41%)                                                (120,626)
                                                                    -----------
TOTAL NET ASSETS - 100.00%                                          $29,142,061
                                                                    ===========

* Non income-producing security.

The accompanying notes to financial statements are an integral part of this schedule.

                           MATRIX ADVISORS VALUE FUND


STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS

Investments in securities, at value:
  Common stocks (cost $22,977,402)...............................   $26,267,661
  Short-term investments (cost $2,992,426).......................     2,995,026
Receivables:
  Securities sold................................................       262,687
  Fund shares sold...............................................         7,500
  Dividends and interest.........................................        41,200
Prepaid expenses and other assets................................           974
                                                                    -----------
TOTAL ASSETS                                                         29,575,048
                                                                    -----------
LIABILITIES

Payables:
  Advisory fee...................................................        33,553
  Securities purchased...........................................       384,652
Accrued expenses.................................................        14,782
                                                                    -----------
TOTAL LIABILITIES                                                       432,987
                                                                    -----------
NET ASSETS                                                          $29,142,061
                                                                    ===========
SOURCE OF NET ASSETS
Capital
  Par value of 675,917 shares outstanding
    (30,000,000 shares authorized)
    at $.01 per share............................................   $     6,759
  Paid-in capital ...............................................    24,810,736
                                                                    -----------
  Total capital paid in on shares................................    24,817,495
                                                                    -----------
  Undistributed net investment income............................        34,459
  Undistributed net realized gain on
    investments..................................................       997,248
  Net unrealized appreciation of investments.....................     3,292,859
                                                                    -----------
NET ASSETS                                                          $29,142,061
                                                                    ===========
NET ASSET VALUE PER SHARE
(Offering and Redemption Price)                                     $     43.11
                                                                    ===========

The accompanying notes to financial statements are an integral part of these statements.

                           MATRIX ADVISORS VALUE FUND

                                                                   FOR THE
                                                               SIX MONTHS ENDED
STATEMENT OF OPERATIONS (UNAUDITED)                            DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends...................................................      $   118,677
Interest....................................................           44,151
                                                                  -----------
TOTAL INCOME                                                          162,828
                                                                  -----------
EXPENSES
Investment advisory fee.....................................          105,737
Transfer agent fee and expenses.............................           20,656
Registration and filing fees................................            6,982
Custodian fee and expenses..................................            6,052
Audit fees..................................................            6,000
Legal fees..................................................            2,845
Miscellaneous...............................................            2,321
Reports to shareholders ....................................            2,306
Insurance...................................................            1,000
                                                                  -----------
TOTAL EXPENSES                                                        153,899
LESS: Advisory fees waived and expenses paid                          (49,219)
                                                                  -----------
NET EXPENSES                                                          104,680
                                                                  -----------
NET INVESTMENT INCOME                                                  58,148
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET
Realized gain on investments - net..........................          997,547
Change in unrealized appreciation of investments - net......         (736,847)
                                                                  -----------
GAIN ON INVESTMENTS - NET                                             260,700
                                                                  -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                         $   318,848
                                                                  ===========

The accompanying notes to financial statements are an integral part of these statements.

                           MATRIX ADVISORS VALUE FUND

                                                                          FOR THE               FOR THE
                                                                      SIX MONTHS ENDED         YEAR ENDED
                                                                     DECEMBER 31, 2000#       JUNE 30, 2000
                                                                     ------------------       -------------
STATEMENT OF CHANGES IN NET ASSETS

Net investment income ..........................................        $     58,148           $     43,794
Realized gain on investments - net .............................             997,547                350,703
Change in unrealized appreciation of investments - net .........            (736,847)             1,568,503
                                                                        ------------           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         318,848              1,963,000
                                                                        ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS

Net investment income ..........................................             (67,597)                    --
Realized gain on investments ...................................            (350,604)               (99,301)
                                                                        ------------           ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                         (418,201)               (99,301)
                                                                        ------------           ------------
CAPITAL SHARE TRANSACTIONS

Shares sold ....................................................          11,720,237              6,802,577
Shares issued in connection with reinvestment of dividends......             409,851                 99,012
Shares redeemed ................................................          (1,032,180)            (1,769,371)
                                                                        ------------           ------------
NET CHANGE FROM CAPITAL SHARE TRANSACTIONS                                11,097,908              5,132,218
                                                                        ------------           ------------
TOTAL INCREASE IN NET ASSETS                                              10,998,555              6,995,917

Net assets, beginning of period ................................          18,143,506             11,147,589
                                                                        ------------           ------------

Net assets, end of period (including undistributed
  net investment income of $30,222 and $43,908,
  respectively) ................................................        $ 29,142,061           $ 18,143,506
                                                                        ============           ============
CHANGES IN SHARES OUTSTANDING

Shares sold ....................................................             273,240                168,974
Shares issued in connection with reinvestment of dividends......               9,269                  2,560
Shares redeemed ................................................             (23,776)               (44,689)
                                                                        ------------           ------------
INCREASE .......................................................             258,733                126,845
                                                                        ============           ============

# Unaudited.

The accompanying notes to financial statements are an integral part of these statements.

                           MATRIX ADVISORS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) DECEMBER 31, 2000
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

Matrix Advisors Value Fund (the "Fund"), formerly known as LMH Fund, Ltd. and Matrix/LMH Value Fund, is a Maryland corporation registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with generally accepted accounting principles.

(a) Security Valuation

Portfolio securities which are traded on national securities exchanges are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the last reported bid price. Securities traded over-the-counter are generally valued at the latest bid price. If no quotations are available for a security, or if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not been traded on the date in question does not fairly reflect its market value, it is valued in a manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

(b) Federal Income Taxes

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

(c) Portfolio Transactions

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                           MATRIX ADVISORS VALUE FUND

(e) Other

Interest  income  is  recorded  on  the  accrual  basis.   Dividend  income  and
distributions to shareholders are recorded on the ex-dividend date.

NOTE 3 - INVESTMENT ADVISORY FEE

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Matrix, formerly the Sub-Advisor, replaced Heine Management Group, Inc. ("Heine") as the Advisor on May 11, 1997. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the six months ended December 31, 2000, Matrix waived $48,219 of its fee and paid an additional $1,000 of expenses.

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities for the six months ended December 31, 2000 were as follows:

                                                             Proceeds from
                                                           Sales (Including
                                          Purchases           Maturities)
                                         -----------          -----------
     Common Stock and Bonds              $15,240,501          $ 5,992,471
     Short-term Obligations               15,974,835           12,342,191

At December 31, 2000, the cost of securities for federal income tax purposes was substantially the same as that recorded for book purposes. Accordingly, the aggregate gross unrealized appreciation of investments over cost for federal income tax purposes was $4,559,273 and the aggregate gross unrealized depreciation was $1,266,414, or a net unrealized appreciation of $3,292,859.

                           MATRIX ADVISORS VALUE FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           SIX MONTHS                     YEARS ENDED JUNE 30,
                                              ENDED       -------------------------------------------------------
                                          DEC. 31, 2000#   2000        1999        1998        1997        1996
                                             -------      -------     -------     -------     -------     -------
Net asset value, beginning of period......   $ 43.49      $ 38.40     $ 32.90     $ 29.39     $ 24.10     $ 20.98
                                             -------      -------     -------     -------     -------     -------
Income from investment operations:
   Net investment income .................      0.09         0.11        0.03        0.14        0.10        0.47
   Net realized and unrealized gain
     on investments ......................      0.46         5.30        6.26        3.54        5.52        3.12
                                             -------      -------     -------     -------     -------     -------
Total from investment operations .........      0.55         5.41        6.29        3.68        5.62        3.59
                                             -------      -------     -------     -------     -------     -------
Less distributions:
   Dividends from net investment
     income ..............................     (0.15)       (0.00)      (0.09)      (0.17)      (0.33)      (0.47)
   Distributions from realized gains   ...     (0.78)       (0.32)      (0.70)      (0.00)      (0.00)      (0.00)
                                             -------      -------     -------     -------     -------     -------
Total distributions ......................     (0.93)       (0.32)      (0.79)      (0.17)      (0.33)      (0.47)
                                             -------      -------     -------     -------     -------     -------
Net asset value, end of period ...........   $ 43.11      $ 43.49     $ 38.40     $ 32.90     $ 29.39     $ 24.10
                                             =======      =======     =======     =======     =======     =======

Total return .............................      1.21%       14.18%      19.79%      12.56%      23.47%      17.16%

Ratios/supplemental data:
Net assets, end of period (millions)......   $  29.1      $  18.1     $  11.1     $  10.0     $   8.5     $   6.6
Ratio of operating expenses to average
  net assets:
    Before expense reimbursement .........      1.46%+       1.65%       1.83%       1.80%       1.92%       1.84%
    After expense reimbursement ..........      0.99%+       0.99%       1.25%       1.23%       1.42%       1.84%
Ratio of net investment income (loss)
  to average net assets:
    Before expense reimbursement .........      0.04%+      (0.35%)     (0.48%)     (0.12)%     (0.06)%      2.01%
    After expense reimbursement ..........      0.51%+       0.31%       0.10%       0.45%       0.44%       2.01%
Portfolio turnover rate ..................        31%          40%         33%         68%        129%         57%

# Unaudited.
+ Annualized.

The accompanying notes to financial statements are an integral part of these statements.

                               BOARD OF DIRECTORS
                    Leonard M. Heine, Jr., Director Emeritus
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker

                                        *

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223

                                        *

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202

                                        *

                                 TRANSFER AGENT
                             ICA Fund Services Corp.
                            4455 East Camelback Road
                                   Suite 261E
                                Phoenix, AZ 85018

                                        *

                                  ADMINISTRATOR
                      Investment Company Administration LLC

                                        *

                             INDEPENDENT ACCOUNTANTS
                              Tait, Weller, & Baker

                                        *

                                  LEGAL COUNSEL
                      Swidler Berlin Shereff Friedman, LLP

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.